Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Operations and Summary of Significant Accounting Policies	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations    International Flavors & Fragrances Inc. and its subsidiaries (the “Registrant,” “IFF,” “the Company,” “we,” “us” and “our”) is a leading creator and manufacturer of taste, scent and complementary adjacent products, including cosmetic active and natural health ingredients, which are used in a wide variety of consumer products. Our products are sold principally to manufacturers of perfumes and cosmetics, hair and other personal care products, soaps and detergents, cleaning products, dairy, meat and other processed foods, beverages, snacks and savory foods, sweet and baked goods, dietary supplements, infant and elderly nutrition, functional food, and pharmaceutical and oral care products.
Fiscal Year End    The Company has historically operated on a 52/53 week fiscal year generally ending on the Friday closest to the last day of the year. For ease of presentation, December 31 is used consistently throughout the financial statements and notes to represent the period-end date. The 2019 fiscal year was a 53 week period, and 2018 and 2017 fiscal years were 52 week periods. For the 2019, 2018 and 2017 fiscal years, the actual closing dates were January 3, December 28, and December 29, respectively.
Use of Estimates    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and accompanying disclosures. These estimates are based on management’s best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from estimates.
Principles of Consolidation    The consolidated financial statements include the accounts of International Flavors & Fragrances Inc. and those of its subsidiaries. Significant intercompany balances and transactions have been eliminated. To the extent a subsidiary is not wholly owned, any related noncontrolling interests are included as a separate component of Shareholders’ Equity.
Revenue Recognition    Revenue from contracts with customers is recognized when the contract or purchase order has received approval and commitment from both parties, has the rights of the parties and payment terms (which can vary by customer) identified, has commercial substance, and collectability of consideration is probable.
For the Company's Flavors, Fragrances Compounds and Frutarom products, revenue is recognized for the majority of contracts when the Company satisfies its performance obligation by transferring control of the goods to the customer. Revenue is recognized over time for a small number of contracts, and the amount of revenue recognized is based on the extent of progress towards completion of the promised goods, using the output method. With respect to a small number of contracts for the sale of compounds, the Company has an “enforceable right to payment for performance to date” and as the products do not have an alternative use, the Company recognizes revenue for these contracts over time and records a contract asset using the output method.
For the Company's Fragrances Ingredients products, revenue is recognized for the majority of contracts when the Company satisfies its performance obligation by transferring control of the goods to the customer.
Sales are reduced, at the time revenue is recognized, for applicable discounts, rebates and sales allowances based on historical experience. Related accruals are included in Other current liabilities in the accompanying Consolidated Balance Sheet. The Company considers shipping and handling activities undertaken after the customer has obtained control of the related goods as a fulfillment activity. Net sales include shipping and handling charges billed to customers. Cost of goods sold includes all costs incurred in connection with shipping and handling. See Note 11 for a further discussion on revenue recognition. See Note 11 for a further discussion on contract assets.
Foreign Currency Translation    The Company translates the assets and liabilities of non-U.S. subsidiaries into U.S. dollars at year-end exchange rates. Income and expense items are translated at average exchange rates during the year. Cumulative translation adjustments are shown as a separate component of Shareholders’ Equity.
Research and Development    Research and development (“R&D”) expenses relate to the development of new and improved tastes or scents, technical product support and compliance with governmental regulation. All research and development costs are expensed as incurred.
Cash and Cash Equivalents    Cash and cash equivalents include highly liquid investments with maturities of three months or less at date of purchase.
Restricted Cash    Restricted cash is comprised of cash or cash equivalents which has been placed into an account that is restricted for a specific use and from which the Company cannot withdraw the cash on demand.
Accounts Receivable    During 2019, the Company entered into certain factoring agreements in the U.S. and The Netherlands under which it can factor up to approximately $100 million of its trade receivables. The new factoring agreements supplement the Company's existing factoring programs that are sponsored by certain customers. Under all of the arrangements, the Company sells the trade receivables on a non-recourse basis to unrelated financial institutions and accounts for the transactions as sales of receivables. The applicable receivables are removed from the Company's Consolidated Balance Sheet when the cash proceeds are received by the Company. As of December 31, 2019, 2018 and 2017, the Company had sold receivables pursuant to these factoring programs of approximately $205.7 million, $168.3 million and $160.1 million, respectively. Participation in the various programs increased cash provided by operations by approximately $37.7 million, $13.6 million and $15.0 million in 2019, 2018 and 2017, respectively. The cost of participating in these programs was approximately $7.1 million, $3.4 million, and $3.0 million in 2019, 2018, and 2017, respectively and is included as a component of interest expense.
Inventories    Inventories are stated at the lower of cost (on a weighted-average basis) or net realizable value. The Company's inventories consisted of the following:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018
Raw materials	$565,071	$568,916
Work in process	44,532	48,819
Finished goods	513,465	460,802
Total	$1,123,068	$1,078,537

Leases    During the year ended December 31, 2019, the Company adopted ASU No. 2016-02, “Leases (Topic 842),” which requires most leases to be recognized on the balance sheet. The Company adopted the standard using the modified retrospective approach with an effective date of December 29, 2018, the beginning of its 2019 fiscal year. Prior year financial statements were not recast. The Company elected various transition provisions available for expired or existing contracts, which allows the Company to carryforward historical assessments of (1) whether contracts are or contain leases, (2) lease classification and (3) initial direct costs.
The Company determines if an arrangement is a lease at contract inception. A lease exists when a contract conveys to the customer the right to control the use of identified property, plant, or equipment for a period of time in exchange for consideration. The definition of a lease embodies two conditions: (1) there is an identified asset in the contract that is land or a depreciable asset (i.e., property, plant, and equipment), and (2) the customer has the right to control the use of the identified asset.
When the Company determines the arrangement is a lease, or contains a lease, at inception, it then determines whether the lease is an operating lease or a finance lease at the commencement date. The Company does not separate lease and nonlease components of contracts.
The Company leases property and equipment, principally under operating leases. In accordance with ASU 2016-02, the Company records a right of use asset and related obligation at the present value of lease payments and, over the term of the lease, depreciates the right of use asset and accretes the obligation to future value. Some of the leases include rental escalation clauses, renewal options and/or termination options that are factored into the determination of lease payments when appropriate. The Company has elected not to separate non-lease components from lease components for all classes of leased assets.
When available, the Company uses the rate implicit in the lease to discount lease payments to present value, however, most of the Company's leases do not provide a readily determinable implicit rate and the Company calculates the applicable incremental borrowing rate to discount the lease payments based on the term of the lease at lease commencement. The incremental borrowing rate is determined based on currency and lease terms.
Upon adoption of the new guidance, the Company recorded a right of use asset of $308.3 million and total operating lease liabilities of $313.3 million. Additionally, the Company recorded a net increase to retained earnings of approximately $23.1 million related to the recognition of deferred gains on certain sale-leaseback transactions that occurred in prior years.
Long-Lived Assets
Property, Plant and Equipment    Property, plant and equipment are recorded at cost. Depreciation is calculated on a straight-line basis, principally over the following estimated useful lives: buildings and improvements, 10 to 40 years; machinery and equipment, 3 to 20 years; information technology hardware and software, 3 to 7 years; and leasehold improvements which are included in buildings and improvements, the estimated life of the improvements or the remaining term of the lease, whichever is shorter.
Finite-Lived Intangible Assets Finite-lived intangible assets include customer relationships, patents, trade names, technological know-how and other intellectual property valued at acquisition and amortized on a straight-line basis over the following estimated useful lives: customer relationships, 11 - 23 years; patents, 11 - 15 years; trade names, 14 - 28 years; and technological know-how, 5 - 28 years.
The Company reviews long-lived assets for impairment when events or changes in business conditions indicate that their carrying value may not be recovered. An estimate of undiscounted future cash flows produced by an asset or group of assets is compared to the carrying value to determine whether impairment exists. If assets are determined to be impaired, the loss is measured based on an estimate of fair value using various valuation techniques, including a discounted estimate of future cash flows.
Goodwill    Goodwill represents the difference between the total purchase price and the fair value of identifiable assets and liabilities acquired in business acquisitions.
The Company tests goodwill for impairment at the reporting unit level as of November 30 every year or more frequently if events or changes in circumstances indicate the asset might be impaired. A reporting unit is an operating segment or one level below an operating segment (referred to as a component) to which goodwill is assigned when initially recorded.
The Company identifies their reporting units by assessing whether the components of their reporting segments constitute businesses for which discrete financial information is available and management of each reporting unit regularly reviews the operating results of those components. The Company has identified eight reporting units under the Taste and Scent Segments: (1) Flavor Compounds (which includes the Taste reporting unit that was previously included in the former Frutarom segment, as well as Legacy IFF Flavor Compounds), (2) Fragrance Compounds, (3) Fragrance Ingredients, (4) Cosmetic Actives Ingredients, (5) Savory, (6) Natural Product Solutions, (7) Frutarom Fragrance and Fine Ingredients and (8) Inclusions. These reporting units were determined based on the level at which the performance is measured and reviewed by segment management.
When testing goodwill for impairment, the Company has the option of first performing a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than the carrying amount. If the Company elects to bypass the qualitative assessment for any reporting units, or if a qualitative assessment indicates it is more likely than not that the estimated carrying value of a reporting unit exceeds its fair value, the Company performs a quantitative goodwill impairment test.
Under the quantitative goodwill impairment test, if a reporting unit’s carrying amount exceeds its fair value, the Company will record an impairment charge based on that difference, and the impairment charge will be limited to the amount of goodwill allocated to that reporting unit.
Income Taxes    The Company accounts for taxes under the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the financial statement and tax return bases of assets and liabilities, based on enacted tax rates and other provisions of the tax law. The effect of a change in tax laws or rates on deferred tax assets and liabilities is recognized as income in the period in which such change is enacted. Future tax benefits are recognized to the extent that the realization of such benefits is more likely than not, and a valuation allowance is established for any portion of a deferred tax asset that management believes may not be realized.
The Company recognizes uncertain tax positions that it has taken or expects to take on a tax return. Pursuant to accounting requirements, the Company first determines whether it is “more likely than not” its tax position will be sustained if the relevant tax authority were to audit the position with full knowledge of all the relevant facts and other information. For those tax positions that meet this threshold, the Company measures the amount of tax benefit based on the largest amount of tax benefit that it has a greater than 50% chance of realizing in a final settlement with the relevant authority. Those tax positions failing to qualify for initial recognition are recognized in the first interim period in which they meet the more likely than not standard. The Company maintains a cumulative risk portfolio relating to all of its uncertainties in income taxes in order to perform this analysis, but the evaluation of its tax positions requires significant judgment and estimation in part because, in certain cases, tax law is subject to varied interpretation, and whether a tax position will ultimately be sustained may be uncertain.
Interest and penalties related to unrecognized tax benefits are recognized as a component of income tax expense.
Retirement Benefits    Current service costs of retirement plans and postretirement health care and life insurance benefits are accrued. Prior service costs resulting from plan improvements are amortized over periods ranging from 10 to 20 years.
Financial Instruments    Derivative financial instruments are used to manage interest and foreign currency exposures. The gain or loss on the hedging instrument is recorded in earnings at the same time as the transaction being hedged is recorded in earnings. The associated asset or liability related to the open hedge instrument is recorded in Prepaid expenses and Other current assets or Other current liabilities, as applicable.
The Company records all derivative financial instruments on the balance sheet at fair value. Changes in a derivative’s fair value are recognized in earnings unless specific hedge criteria are met. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in Net income. If the derivative is designated as a cash flow hedge, the effective portions of changes in the fair value of the derivative are recorded in Accumulated other comprehensive income ("AOCI") in the accompanying Consolidated Balance Sheet and are subsequently recognized in Net income when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges, if any, are recognized as a charge or credit to earnings.
Software Costs    The Company capitalizes direct internal and external development costs for certain significant projects associated with internal-use software and amortizes these costs over 7 years. Neither preliminary evaluation costs nor costs associated with the software after implementation are capitalized. Costs related to projects that are not significant are expensed as incurred.
Net Income Per Share    Under the two-class method, earnings are adjusted by accretion of amounts to redeemable noncontrolling interests recorded at redemption value. The adjustments represent in-substance dividend distributions to the noncontrolling interest holders as the holders have a contractual right to receive a specified amount upon redemption. As a result, earnings are adjusted to reflect this in-substance distribution that is different from other common shareholders. In addition, the Company has unvested share based payment awards with a right to receive nonforfeitable dividends and thus are considered participating securities which are required to be included in the computation of basic and diluted earnings per share.
Basic earnings (loss) per share represents the amount of earnings for the period available to each share of common stock outstanding during the period. Basic earnings (loss) per share includes the effect of issuing shares of common stock assuming (i) the prepaid stock purchase contracts (“SPC”) are converted into the minimum number of shares of common stock under the if-converted method, and (ii) an adjustment to earnings (loss) to reflect adjustments made to record the redeemable value of redeemable noncontrolling interests. Diluted earnings (loss) per share also includes the effect of issuing shares of common stock, assuming (i) stock options and warrants are exercised, (ii) restricted stock units are fully vested under the treasury stock method, and (iii) the incremental effect of the prepaid SPC converted into the maximum number of shares of common stock under the if-converted method.
Stock-Based Compensation    Compensation cost of all stock-based awards is measured at fair value on the date of grant and recognized over the service period for which awards are expected to vest. The cost of such stock-based awards is principally recognized on a straight-line attribution basis over their respective vesting periods, net of estimated forfeitures.
Financing Costs    Costs incurred in the issuance of debt are deferred and amortized as part of interest expense over the stated life of the applicable debt instrument. Unamortized deferred financing costs relating to debt are presented as a reduction in the amount of debt outstanding on the Consolidated Balance Sheet. Unamortized deferred financing costs relating to the revolving credit facility are recorded in Other assets on the Consolidated Balance Sheet.
Redeemable Noncontrolling Interests    Noncontrolling interests in subsidiaries that are redeemable for cash or other assets outside of the Company’s control are classified as mezzanine equity, outside of equity and liabilities, at the greater of the carrying value or the redemption value. The increases or decreases in the estimated redemption amount are recorded with corresponding adjustments against Capital in excess of par value and are reflected in the computation of earnings per share using the two-class method.
Recent Accounting Pronouncements
In December 2019, the FASB issued Accounting Standards Update ("ASU") 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” The ASU is intended to simplify various aspects related to accounting for income taxes. This guidance is effective for fiscal years beginning after December 15, 2020, and for interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact this guidance may have on its consolidated financial statements.
In October 2018, the FASB issued ASU 2018-16, “Derivatives and Hedging (Topic 815): Inclusion of the Secured Overnight Financing Rate ("SOFR") Overnight Index Swap ("OIS") Rate as a Benchmark Interest Rate for Hedge Accounting Purposes." The ASU allows for the use of the OIS rate based on the SOFR as a U.S. benchmark interest rate for purposes of applying hedge accounting under ASC 815, Derivatives and Hedging. The Company applied this new guidance as of December 29, 2018, the first day of the Company’s 2019 fiscal year. The adoption of the guidance did not have a material impact on the Consolidated Financial Statements.
In August 2018, the FASB issued ASU 2018-15, “Intangibles - Goodwill and Other - Internal - Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (a consensus of the FASB Emerging Issues Task Force).” The ASU aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). This guidance is effective for fiscal years beginning after December 15, 2019, and for interim periods within those fiscal years, with early adoption permitted. The adoption of the guidance will impact the Company going forward in the event the Company enters into applicable cloud computing arrangements.
In August 2018, the FASB issued ASU 2018-14, "Compensation - Retirement Benefits - Defined Benefit Plans (Subtopic 715-20)", which modifies the disclosure requirements on company-sponsored defined benefit plans. The ASU is effective for fiscal years beginning after December 15, 2020 on a retrospective basis to all periods presented. Early adoption is permitted. The Company has determined that this guidance will not have an impact on its Consolidated Financial Statements and will have a minimal impact on its disclosures.
In August 2018, the FASB issued ASU 2018-13, "Fair Value Measurement (Topic 820)", which modifies, removes and adds certain disclosure requirements on fair value measurements. The ASU is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. Early adoption is permitted. The Company has determined that this guidance will not have an impact on its Consolidated Financial Statements, as the Company has no applicable fair value measurements that are affected by the guidance.
In June 2018, the FASB issued ASU 2018-07, "Compensation - Stock Compensation (Topic 718)" intended to reduce cost and complexity and to improve financial reporting for nonemployee share-based payments. This guidance expands the scope of Topic 718, Compensation-Stock Compensation which currently only includes share-based payments to employees to include share-based payments issued to nonemployees for goods or services. The Company applied this new guidance as of December 29, 2018, the first day of the Company’s 2019 fiscal year. The adoption of the guidance did not have a material impact on the Consolidated Financial Statements.
In February 2018, FASB issued ASU 2018-02, "Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income" which allows for a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Act, in addition to requiring certain disclosures about stranded tax effects. The guidance was effective as of December 29, 2018, the first day of the Company's fiscal year. The Company elected to not reclassify any stranded tax effects to retained earnings.
In August 2017, FASB issued ASU 2017-12, "Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities" which eliminates the requirement to separately measure and present hedge ineffectiveness and aligns the presentation of hedge gains and losses with the underlying hedge item. This guidance is effective, and as required, has been applied on a modified retrospective basis. The impact of the adoption of this standard on December 29, 2018 was an increase in the beginning balance of the currency translation adjustment component of Accumulated other comprehensive loss of $1.0 million, and a decrease in Retained Earnings, as presented in the Company's Consolidated Balance Sheet. See Note 13 of the Consolidated Financial Statements for further details.
In June 2016, the FASB issued ASU 2016-13, "Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments", with subsequent amendments, which requires issuers to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. The guidance is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company's evaluation is substantially complete and has included identifying assets that fall within the scope of the standard. The Company has determined that the most significant asset within the scope of the standard is trade receivables. The Company is analyzing payment history as well as aging to determine the appropriate allowance and will reflect the adoption of the standard on the first day of its 2020 fiscal year.
Reclassifications and Updates
The Company adjusted the amount of the allowances for bad debts as of December 31, 2019 to reflect the correct classification of amounts between the allowances for bad debts and Trade Receivables. The adjustment was for $8.2 million and had the effect of increasing both the allowances for bad debts and Trade Receivables.
Certain other immaterial prior year disclosure amounts have been reclassified or updated to conform to current year presentation.